                                                             SERVICER'S CERTIFICATE                                         page 1
                                                     AMERICAN HONDA FINANCE CORPORATION
                                       MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                           2/1/2005 through 2/28/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

     (A) Total Portfolio Balance                                                                           $1,562,279,257.07
     (B) Total Securities Balance                                                                          $1,562,279,257.07
     (C) Class A-1 Notes
         (i) Class A-1 Notes Balance                                                                         $370,000,000.00
        (ii) Class A-1 Notes Percentage (C(i)/B)                                                                      23.68%
        (iii) Class A-1 Notes Rate                                                                                  2.09250%
        (iv) Class A-1 Notes Accrual Basis                                                                        Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                       $420,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                    26.88%
         (iii) Class A-2 Notes Rate                                                                                   2.480%
         (iv)  Class A-2 Notes Accrual Basis                                                                          30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $475,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                    30.40%
         (iii) Class A-3 Notes Rate                                                                                   2.910%
         (iv) Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $246,505,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                    15.78%
         (iii) Class A-4 Notes Rate                                                                                   3.280%
         (iv) Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                           $50,774,257.07
         (ii)  Certificates Percentage (G(i)/B)                                                                        3.25%
         (iii) Certificates Rate                                                                                      3.280%
         (iv) Certificates Accrual Basis                                                                              30/360
     (H) Servicing Fee Rate                                                                                            1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                           5.27%
         (ii)  Weighted Average Original Maturity (WAOM)                                                               58.65 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                               51.28 months
         (iv)  Number of Receivables                                                                                 103,811
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                              0.50%
         (ii)  Reserve Account Initial Deposit                                                                 $7,811,396.29
         (iii) Specified Reserve Account Percentage                                                                    0.50%
         (iv) Specified Reserve Account Balance                                                                $7,811,396.29

     (K) Yield Supplement Account Deposit                                                                      $6,413,601.55

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                           $1,373,450,092.84
     (B) Total Securities Balance                                                                          $1,373,450,092.84
     (C) Cumulative Note and Certificate Pool Factor                                                               0.8791323
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                       $181,170,835.77
         (ii)  Class A-1 Notes Pool Factor                                                                         0.4896509
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
         (iv) Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                       $420,000,000.00
         (ii)  Class A-2 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
         (iv) Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $475,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
         (iv) Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $246,505,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  lass A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                           $50,774,257.07
         (ii)  Certificates Pool Factor                                                                            1.0000000
         (iii) Certificates Interest Carryover Shortfall                                                               $0.00
         (iv) Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i) Servicing Fee Shortfall                                                                                   $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                 $7,811,396.29
         (ii)  Yield Supplement Account                                                                        $5,311,581.70
         (iii) Payahead Account                                                                                        $0.00
         (iv) Advances Outstanding                                                                               $734,006.02

                                                                                                                            page 2
                                                     AMERICAN HONDA FINANCE CORPORATION
                                       MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                           2/1/2005 through 2/28/2005

     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                           5.22%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               47.79 months
         (iii) Number of Receivables                                                                                  98,531
     (L) Note and Certificate Principal Distribution Percentages
         (i) Note Percentage                                                                                         100.00%
        (ii) Certificate Percentage                                                                                    0.00%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                         $0.00
         (ii)  Prepayments in Full                                                                                     $0.00
         (iii) Prepayments in Full due to Repurchases                                                                  $0.00
     (B) Precomputed Contracts Collections                                                                             $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                        $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                          $30,453,217.95
         (ii)  Prepayments in Full                                                                            $13,433,639.59
         (iii) Repurchased Receivables Related to Principal                                                            $0.00
     (E) Simple Interest Receivables Interest
         (i) Simple Interest Collections                                                                       $6,253,986.27
     (F) Payment Advance for Precomputes
         (i) Reimbursement of Previous Advances                                                                        $0.00
        (ii) Current Advance Amount                                                                                    $0.00
     (G) Interest Advance for simple Interest - Net                                                             ($160,137.34)
     (H) Payahead Account
         (i) Payments Applied                                                                                          $0.00
        (ii) Additional Payaheads                                                                                      $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                           5.21%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               46.97 months
         (iii) Remaining Number of Receivables                                                                        96,992
     (J) Delinquent Receivables                                      # Units                        Dollar Amount
                                                            --------------------------  --------------------------------
         (i)  31-60 Days Delinquent                             2,196      2.26%         $29,271,327.53        2.20%
         (ii)  61-90 Days Delinquent                              316      0.33%          $3,896,412.46        0.29%
         (ii) 91 Days or More Delinquent                           41      0.04%            $578,742.95        0.04%
     (K) Vehicles Repossessed During Collection Period             82      0.08%          $1,397,063.68        0.11%
     (L) Total Repossessed Vehicles in Inventory                  116      0.12%          $1,967,893.51        0.15%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                          $0.00
     (B) Reserve Account Investment Income                                                                        $13,836.31
     (C) Yield Supplement Account Investment Income                                                                $9,691.04
     (D) Trust Fees Expense                                                                                            $0.00
     (E) Aggregate Net Losses for Collection Period                                                               665,868.39
     (F) Liquidated Receivables Information
         (i) Gross Principal Balance on Liquidated Receivables                                                  1,195,898.90
         (ii) Liquidation Proceeds                                                                                504,060.83
         (ii) Recoveries from Prior Month Charge Offs                                                              25,969.68
     (G) Days in Accrual Period                                                                                           28
     (H) Deal age                                                                                                          5

                                                                 MONTHLY COLLECTIONS
                                                                 -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                 $6,093,848.93

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                           $43,886,857.54
     (B) Liquidation Proceeds  (IV(F(i)))                                                                         504,060.83
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                           0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       25,969.68
                                                                                                  --------------------------
     (E) Total Principal Collections (A+B+C+D)                                                                $44,416,888.05

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                    $50,510,736.98
----------------------------------------------------------                                                    --------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                   $250,263.98
------------------------------                                                                                   -----------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                         $50,761,000.96
-------------------------------------                                                                         --------------

                                                              MONTHLY DISTRIBUTIONS
                                                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i) Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                     $1,144,541.74
        (ii) Servicing Fee Paid                                                                                 1,144,541.74
                                                                                                  --------------------------
         (iii) Servicing Fee Shortfall                                                                                 $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                $13,836.31
     (C) Yield Supplement Account Investment Income  (IV(C))                                                       $9,691.04

                                                                                                                             page 3
                                                     AMERICAN HONDA FINANCE CORPORATION
                                       MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                           2/1/2005 through 2/28/2005

     (D) Trust Fees Expense (IV(D))                                                                                    $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                    $294,855.54
             (b) Class A-1 Notes Interest Paid                                                                    294,855.54
                                                                                                  --------------------------
             (c) Class A-1 Notes Interest Shortfall                                                                    $0.00
        (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                    $868,000.00
             (b) Class A-2 Notes Interest Paid                                                                    868,000.00
                                                                                                  --------------------------
             (c) Class A-2 Notes Interest Shortfall                                                                    $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                  $1,151,875.00
             (b) Class A-3 Notes Interest Paid                                                                  1,151,875.00
                                                                                                  --------------------------
             (c) Class A-3 Notes Interest Shortfall                                                                    $0.00
        (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                    $673,780.33
             (b) Class A-4 Notes Interest Paid                                                                    673,780.33
                                                                                                  --------------------------
             (c) Class A-4 Notes Interest Shortfall                                                                    $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                                       $2,988,510.87
             (b) Total Note Interest Paid                                                                       2,988,510.87
                                                                                                  --------------------------
             (c) Total Note Interest Shortfall                                                                         $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                          $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                      $46,627,948.35
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                      $45,082,756.44
        (ii) Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                $45,082,756.44
             (b) Class A-1 Notes Principal Paid                                                                45,082,756.44
                                                                                                  --------------------------
             (c) Class A-1 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
        (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                         $0.00
             (b) Class A-2 Notes Principal Paid                                                                         0.00
                                                                                                  --------------------------
             (c) Class A-2 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (iv) Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                         $0.00
             (b) Class A-3 Notes Principal Paid                                                                         0.00
                                                                                                  --------------------------
             (c) Class A-3 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                         $0.00
             (b) Class A-4 Notes Principal Paid                                                                         0.00
                                                                                                  --------------------------
             (c) Class A-4 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                                     45,082,756.44
             (b) Total Notes Principal Paid                                                                    45,082,756.44
                                                                                                  --------------------------
             (c) Total Notes Principal Shortfall                                                                       $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                         $1,545,191.91
     Amount deposited into reserve account                                                                              0.00
     Excess Amount Released from Reserve Account                                                                        0.00
                                                                                                  --------------------------
     Excess funds available to Certificateholders                                                               1,545,191.91
                                                                                                  --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i) Certificate Monthly Interest Due                                                                    $138,782.97
         (ii) Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                  --------------------------
         (iii) Total Certificate Interest Due                                                                    $138,782.97
         (iv) Certificate Interest Paid                                                                           138,782.97
                                                                                                  --------------------------
         (v) Certificate Interest Shortfall Ending Balance                                                             $0.00
     (B) Principal
         (i) Certificate Monthly Principal Due                                                                         $0.00
        (ii) Certificate Principal Shortfall Beginning Balance                                                         $0.00
                                                                                                  --------------------------
        (iii) Total Certificate Principal Due                                                                          $0.00
        (iv) Certificate Principal Paid                                                                                 0.00
                                                                                                  --------------------------
         (v) Certificate Principal Shortfall Ending Balance $0.00
     (C) Release to Seller                                                                                     $1,406,408.94

                                                             DISTRIBUTIONS SUMMARY
                                                             ---------------------

     (A) Total Collections                                                                                    $50,761,000.96
     (B) Service Fee                                                                                           $1,144,541.74

                                                                                                                             page 4
                                                     AMERICAN HONDA FINANCE CORPORATION
                                       MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                           2/1/2005 through 2/28/2005

     (C) Trustee Fees                                                                                                   0.00
     (D) Class A1 Amount                                                                                      $45,377,611.98
     (E) Class A2 Amount                                                                                         $868,000.00
     (F) Class A3 Amount                                                                                       $1,151,875.00
     (G) Class A4 Amount                                                                                         $673,780.33
     (H) Amount Deposited into Reserve Account                                                                         $0.00
     (I) Certificateholders                                                                                      $138,782.97
     (J) Release to seller                                                                                     $1,406,408.94
     (K) Total amount distributed                                                                             $50,761,000.96
     (L) Amount of Draw from Reserve Account                                                                            0.00
     (M) Excess Amount Released from Reserve Account                                                                    0.00

                                                           PORTFOLIO AND SECURITY SUMMARY
                                                           ------------------------------

                                                                                Beginning                         End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                    of Period                      of Period
--------------------------------------------                             -----------------------        ----------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                    $1,322,675,835.77             $1,277,593,079.33
         (ii)   Note Pool Factor                                                      0.8750721                     0.8452457
         (iii)  Class A-1 Notes Balance                                          181,170,835.77                136,088,079.33
         (iv)   Class A-1 Notes Pool Factor                                           0.4896509                     0.3678056
         (v)    Class A-2 Notes Balance                                          420,000,000.00                420,000,000.00
         (vi)   Class A-2 Notes Pool Factor                                           1.0000000                     1.0000000
         (vii)  Class A-3 Notes Balance                                          475,000,000.00                475,000,000.00
         (viii) Class A-3 Notes Pool Factor                                           1.0000000                     1.0000000
         (ix)  Class A-4 Notes Balance                                           246,505,000.00                246,505,000.00
         (x) Class A-4 Notes Pool Factor                                              1.0000000                     1.0000000
         (xi)   Certificates Balance                                              50,774,257.07                 50,774,257.07
         (xii)    Certificates Pool Factor                                            1.0000000                     1.0000000
         (xiii)   Total Principal Balance of Notes and Certificates            1,373,450,092.84              1,328,367,336.40
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                              5.22%                         5.21%
         (ii)  Weighted Average Remaining Maturity (WAM)                                  47.79 months                  46.97 months
         (iii) Remaining Number of Receivables                                           98,531                        96,992
         (iv)  Portfolio Receivable Balance                                   $1,373,450,092.84             $1,328,367,336.40
     (C) Outstanding Advance Amount                                                 $734,006.02                   $573,868.68
     (D) Outstanding Payahead Balance                                                     $0.00                         $0.00

                                                                SUMMARY OF ACCOUNTS
                                                                -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                     $7,811,396.29
     (B) Draws                                                                                                          0.00
         (i)   Draw for Servicing Fee                                                                                   0.00
         (ii)  Draw for Interest                                                                                        0.00
         (iii) Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                             0.00
     (D) Reserve Account Balance Prior to Release                                                               7,811,396.29
     (E) Reserve Account Required Amount                                                                        7,811,396.29
     (F) Final Reserve Account Required Amount                                                                  7,811,396.29
     (G) Excess Reserve Account Amount                                                                                  0.00
     (H) Release of Reserve Account Balance to Seller                                                                   0.00
     (I) Ending Reserve Account Balance                                                                         7,811,396.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                             5,311,581.70
     (B) Investment Earnings                                                                                        9,691.04
     (C) Investment Earnings Withdraw                                                                               9,691.04
     (D) Additional Yield Supplement Amounts                                                                            0.00
     (E) Yield Supplement Deposit Amount                                                                          250,263.98
     (F) Release of Yield Deposit Account Balance to Seller                                                             0.00
                                                                                                  --------------------------
     (G) Ending Yield Supplement Account Balance                                                                5,061,317.72

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i) Liquidation Proceeds                                                                                $504,060.83
        (ii) Recoveries on Previously Liquidated Contracts                                                         25,969.68
     (B) Aggregate Net Losses for Collection Period                                                               665,868.39
     (C) Net Loss Rate for Collection Period (annualized)                                                              0.59%
     (D) Cumulative Net Losses for all  Periods                                                                 1,475,824.60
     (E) Delinquent Receivables                                       # Units                     Dollar Amount
                                                            ------------------------      --------------------------------
         (i)  30-59 Days Delinquent                             2,196      2.26%            $29,271,327.53     2.20%
         (ii)  60-89 Days Delinquent                              316      0.33%             $3,896,412.46     0.29%
         (ii) 90 Days or More Delinquent                           41      0.04%               $578,742.95     0.04%

XVIII. REPOSSESSION ACTIVITY                                          # Units                       Dollar Amount
----------------------------                               -------------------------      ---------------------------------
     (A) Vehicles Repossessed During Collection Period             82      0.08%             $1,397,063.68     0.11%

                                                                                                                             page 5
                                                     AMERICAN HONDA FINANCE CORPORATION
                                       MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                           2/1/2005 through 2/28/2005

     (B) Total Repossessed Vehicles in Inventory                  116      0.12%             $1,967,893.51     0.15%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i) Second Preceding Collection Period                                                                        0.14%
         (ii) Preceding Collection Period                                                                              0.52%
         (iii) Current Collection Period                                                                               0.59%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                      0.42%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
         Outstanding Balance of Receivables.
         (i) Second Preceding Collection Period                                                                        0.35%
         (ii) Preceding Collection Period                                                                              0.54%
         (iii) Current Collection Period                                                                               0.49%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                      0.46%

     (C) Loss and Delinquency Trigger Indicator                                                 Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

     /s/ John Weisckle
     -----------------------
     Mr. John Weisickle
     Vice President